Derivative Warrants Liability	12 Months Ended
Dec. 31, 2018
Derivative Warrants Liability [Abstract]
DERIVATIVE WARRANTS LIABILITY

NOTE 9 – DERIVATIVE WARRANTS LIABILITY

The Company allocated approximately $19,655, $244,000 and $168,000, for the years ended December 31, 2018, 2016 and 2015, respectively, of proceeds from its units under the Private Placement Memorandum (“PPM”) (See also Note 10F. and 2M.) to the fair value of 600,000, 4,518,406 and 3,106,000 warrants issued during 2018, 2016 and 2015, respectively, in connection with the PPM that are classified as a liability. The warrants are classified as a liability because of provisions in such warrants that allow for the net cash settlement of such warrants in the event of certain fundamental transactions, as defined in the warrant agreement (some of which are not considered solely within the control of the Company).

The remaining outstanding warrants and terms as of December 31, 2018 and 2017 is as follows:

Issuance date	Outstanding as of December 31, 2017	Outstanding as of December 31, 2018	Exercise Price	Exercisable as of December 31, 2018	Exercisable Through

Series (2015)	3,106,000	1,502,500	$0.5	1,502,500	April 2021
Series (2016)	2,853,406	2,628,406	$0.5	2,628,406	May 2019
Series (2018)	-	600,000	$0.125	600,000	November 2021
	5,959,406	4,730,906

Since certain conditions in the warrant agreements do not meet the specific conditions for equity classification, the Company is required to classify the fair value of these warrants as a liability, with changes in fair value to be recorded as income (loss) due to change in fair value of warrant liability. The estimated fair value of warrant liability at December 31, 2018 and December 31, 2017, was $28,525 and $1,063,745, respectively.

As quoted prices in active markets for identical or similar warrants are not available, the Company uses directly observable inputs in the valuation of its derivative warrant liabilities (level 3 measurement).

The Company uses the Black-Scholes valuation model to estimate fair value of these warrants. In using this model, the Company makes certain assumptions about risk-free interest rates, dividend yields, volatility, expected term of the warrants and other assumptions. Risk-free interest rates are derived from the yield on U.S. Treasury debt securities. Dividend yields are based on our historical dividend payments, which have been zero to date. The expected term of the warrants is based on the time to expiration of the warrants from the date of measurement.

During April 2017, the Company offered to the holders of the warrants to lower the exercise price of the warrants from $0.5 per share to $0.4 per share for a limited period of time of 8 weeks.

As a result of such offer, during May 2017, certain holders exercised 1,665,000 warrants into the same number of Ordinary Shares for cash consideration of $666,000.

The fair value of the inducement was measured in an amount of $166,500. Such amount was recognized as an additional financing expense in the Company’s Statement of Loss for the year ended December 31, 2017.

As of the date of exercise, the fair value of the warrants exercised which amounted to $297,200 (after consideration of the effect of the inducement), was reclassified to equity rather than derivative warrant liabilities.

During May 2018, the Company offered to the holders of the warrants the option to convert 25% of the warrants into shares in exchange for extending the exercise the period of their warrants for an additional 3 years.

As a result of such offer, during May 2018, certain holders exercised 722,500 warrants into the same number of Ordinary Shares for cash consideration of $361,250.

As of December 2018, a total of 1,106,000 warrants from series (2015) expired in a total amount of $178,498.

The following table summarizes the observable inputs used in the valuation of the derivative warrant liabilities as of December 31, 2018 and December 31, 2017:

	As of December 31, 2018			As of December 31, 2017
	Series (2015)	Series (2016)	Series (2018)	Series (2015)	Series (2016)
Share price (U.S. dollars)	$0.094	$0.094	$0.094	$0.59	$0.59
Exercise price (U.S. dollars)	$0.5	$0.5	$0.125	$0.5	$0.5
Expected volatility	63%	63%	63%	67%	67%
Risk-free interest rate	2.92%	2.92%	2.92%	1.0%	1.0%
Dividend yield	-	-	-	-	-
Expected term (years)	2.4	0.47	2.88	0.37	0.77

	Series (2015)	Series (2016)	Series (2018)	Total
Balances at December 31, 2016	$76,768	$182,948	-	$259,716
Exercised	-	(297,200)	-	(297,200)
Changes in fair value	477,648	623,581	-	1,101,229
Balances at December 31, 2017	$554,416	$509,329	-	$1,063,745
Amount classified to equity upon exercise	(88,803)	(40,162)	-	(128,965)
expired	(178,498)	-	-	(178,498)
Issued	-	-	19,655	19,655
Changes in fair value	(281,119)	(466,293)	-	(747,412)
Balances at December 31, 2018	$5,996	$2,874	19,655	$28,525

In accordance with ASC-820-10-50-2(g), the Company has performed a sensitivity analysis of the derivative warrant liabilities of the Company which are classified as level 3 financial instruments. The Company recalculated the value of warrants by applying a +/- 5% changes to the input variables in the Black-Scholes model that vary overtime, namely, the volatility and the risk-free rate. A 5.0% decrease or increase in volatility would not have materially changed the value of the warrants. A 5.0% decrease or increase in the risk-free rate would not have materially changed the value of the warrants; the value of the warrants is not strongly correlated with small changes in interest rates. The Company estimates the share price of $0.125 as share value representative of the last price the Company raised capital from private issuers in November 2018.As of December 31 2018 the Company recorded $925,910 in the finance expenses witch $178k relating to warrants expiration.